UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 27, 2018 (Date of earliest event reported)

LITHIA MOTORS, INC.

(Exact name of registrant as specified in its charter)

OR (State or other jurisdiction of incorporation)	001-14733 (Commission File Number)	93-0572810 (IRS Employer Identification Number)

150 N. Bartlett St, Medford, OR (Address of principal executive offices)		97501 (Zip Code)

541-776-6401 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The corporate governance guidelines of Lithia Motors, Inc. (the “Company”), which were updated in 2017, state that effective upon the 2019 annual meeting of the Company’s shareholders (the “2019 Annual Meeting”) there is a 15-year limit on service to the Company as an independent director. Pursuant to such guidelines, Thomas R. Becker, who has served on the Company’s board of directors since 1997, shall retire from the board of directors of the Company as of the 2019 Annual Meeting. Mr Becker will continue to serve on the Company’s board of directors until the 2019 Annual Meeting, but will not stand for re-election at the 2019 Annual Meeting.

Item 5.07    Submission of Matters to a Vote of Security Holders

On April 27, 2018, the Company held its annual meeting of shareholders. The shareholders of the Company voted on the three matters described below, and the results of the votes are below. With respect to all matters, each share of class B common stock is entitled to 10 votes, and each share of class A common stock is entitled to one vote. Each of the non-advisory proposals received the requisite vote for approval.

1.To elect the following directors to serve until the next annual meeting of the shareholders:

Sidney B. DeBoer

Class of Stock	For	Withhold	Broker Non-Votes
Class A Common	21,445,981	482,365	1,409,432
Class B Common	1,000,000	0	0

Thomas R. Becker

Class of Stock	For	Withheld	Broker Non-Votes
Class A Common	17,215,140	4,713,206	1,409,432
Class B Common	1,000,000	0	0

Bryan B. DeBoer

Class of Stock	For	Withheld	Broker Non-Votes
Class A Common	21,783,423	144,923	1,409,432
Class B Common	1,000,000	0	0

Susan O. Cain

Class of Stock	For	Withheld	Broker Non-Votes
Class A Common	18,483,859	3,444,487	1,409,432
Class B Common	1,000,000	0	0

David J. Robino

Class of Stock	For	Withheld	Broker Non-Votes
Class A Common	16,375,769	5,552,577	1,409,432
Class B Common	1,000,000	0	0

Kenneth E. Roberts

Class of Stock	For	Withheld	Broker Non-Votes
Class A Common	17,926,528	4,001,818	1,409,432
Class B Common	1,000,000	0	0

Louis P. Miramontes

Class of Stock	For	Withheld	Broker Non-Votes
Class A Common	21,872,319	56,027	1,409,432
Class B Common	1,000,000	0	0

2.    To conduct an advisory vote on the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K.

Class of Stock	For	Against	Abstain	Broker Non-Votes
Class A Common	21,525,935	386,965	15,446	1,409,432
Class B Common	1,000,000	0	0	0

3.    To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Class of Stock	For	Against	Abstain	Broker Non-Votes
Class A Common	22,840,175	481,005	16,598	0
Class B Common	1,000,000	0	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC.

Dated: April 30, 2018

    By:/s/ Christopher S. Holzshu
Christopher S. Holzshu
Executive Vice President and Chief Human Resources Officer